                                                                   EXHIBIT 10.42

                               [MITSUBISHI LOGO]

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                       DEALER SALES AND SERVICE AGREEMENT
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THIS AGREEMENT is made and entered into by and between Mitsubishi Motor Sales of America, Inc. a California corporation, with headquarters at 6400 Katella Avenue, Cypress, California 90630 (hereinafter referred to as "MMSA"), and


                          Jay Pontiac-GMC Truck, Inc.
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                                (Name of Dealer)

a      Georgia      Corporation     X,    Partnership     ,  Individual     ,
  ------------------            ----------            -------           -------
       (State)
doing business as                       Jay Mitsubishi
                 --------------------------------------------------------------
                                            (Name)
at           1412 Fourth Avenue,                           Columbus,
  --------------------------------------------   ------------------------------
             (Number and Street)                            (City)

             Muscogee              County,           Georgia           31902
----------------------------------         ------------------------------------
             (County)                                (State)           (Zip)
(hereinafter referred to as "Dealer"),

1.   BASIS OF AGREEMENT

     This Agreement provides for the nonexclusive right of Dealer to sell and service motor vehicles which are listed on the most recent MMSA Product List as issued by MMSA from time to time, and related parts, accessories and options distributed in the United States by MMSA. Dealer acknowledges that Mitsubishi Motors Corporation and other manufacturers supplying motor vehicles to MMSA may now or in the future distribute motor vehicles or related products in the United States through distributors other than MMSA, and that entering into this Agreement confers no rights or benefits upon Dealer with respect to the sale or servicing of such motor vehicles or products.

2.   TERM

     This Agreement shall continue in effect for a period of three (3) years from its effective date, unless earlier terminated by Dealer pursuant to
Section X.A. of the accompanying MMSA Dealer Sales and Service Agreement Standard Provisions (hereinafter referred to as the "Standard Provisions") or earlier terminated by MMSA pursuant to Section X.B. of the Standard Provisions. Unless earlier terminated by MMSA or Dealer, MMSA shall, not less than three
(3) months prior to the expiration of this Agreement, conduct an evaluation of Dealer's performance to determine whether Dealer qualifies for renewal of this Agreement for an additional three (3) year term. Criteria considered in such evaluation shall be as set forth in the Dealer Development Plan then in effect for Dealer. If MMSA determines that Dealer qualifies for renewal of its MMSA dealership, Dealer and MMSA shall execute an MMSA Dealer Sales and Service Agreement in the form then used by MMSA, which agreement will include similar provisions for further re-qualification and renewal.

     If, at any time, MMSA determines that a different or revised form of dealer sales and service agreement would better serve the interests of the parties, MMSA may, upon a minimum of thirty (30) days' notice to Dealer, terminate this Agreement and offer the new or amended form of agreement to Dealer in its stead. Dealer must accept the new or amended form of agreement within thirty (30) days of receipt thereof.


Agreement Date OCT 04 1996
               -----------                                          (rev. 7/89)

3.   OWNERSHIP OF DEALER

     MMSA and Dealer recognize that the ability of Dealer to satisfactorily perform this Agreement is conditioned upon the continued active involvement in and/or ownership of Dealer by the following person(s) in the percentage(s) shown (hereinafter referred to as the "Owners"):

                                                                            Involvement
                                                       Percentage          in Management
          Name                     Title                   of           (Active or inactive)
          ----                     -----               Ownership        --------------------
                                                       ---------
Jay Automotive Group, Inc.         Holding Company       100%
----------------------------------------------------------------------------------------------
James G. Stelzenmuller, III        President/Treasurer                       Active
----------------------------------------------------------------------------------------------
James G. Stelzenmuller, IV         Vice President                            Inactive
----------------------------------------------------------------------------------------------
Patsy D. Stelzenmuller             Secretary                                 Inactive
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

     This Agreement has been entered into by MMSA in reliance upon, and in consideration of, the personal qualifications and representations of the above-named Owners. Accordingly, except as otherwise provided herein, no change in the active involvement in Dealer's management by the Owners and no change in the ownership of Dealer by the Owners which results in a change in majority control or interest shall be permitted by Dealer or any Owner without the prior written approval of MMSA, which approval shall not be unreasonably withheld.

4.   MANAGEMENT OF DEALER

     Dealer represents that Connie S. Phillips exercises the functions of general manager and James G. Stelzenmuller, III exercises the functions of Dealer Principal (hereinafter referred to as the "Executive Managers") of its MMSA dealership and that each has complete authority to make all decisions on behalf of Dealer with respect to the dealership operations.

     MMSA has entered into this Agreement in reliance upon, and in consideration of, the personal qualifications and representations of the above-named Executive Managers. Accordingly, Dealer agrees that there shall be no change in the Executive Managers without MMSA's prior written consent. Dealer shall give MMSA prior written notice of any proposed change in Executive Managers (including the name and qualifications of the person proposed to be appointed as a replacement Executive Manager) and MMSA shall have the right, in its sole and reasonable discretion, to determine whether the proposed candidate possesses the requisite qualifications and experience for the position.

5.   SALES LOCALITY

     Subject to and in accordance with the terms and conditions hereof, MMSA has established the following Sales Locality as the non-exclusive, primary area of responsibility for Dealer's promotion and sale of MMSA Products:

City of:                 Columbus
         ----------------------------------------------------------------------

County or Parish of      Muscogee            State of       Georgia
                   -------------------------         --------------------------

     Except as may be otherwise required by applicable law, MMSA reserves the right to sell and/or lease MMSA Products to others (including, without limitation, public or private fleet purchasers and employees of MMSA or its affiliates) and to enter into MMSA Dealer Sales and Service Agreements with others within and without the Sales Locality. MMSA and Dealer agree that additional MMSA Dealers may be appointed in or near the Sales Locality when MMSA determines, in accordance with applicable law, that additional MMSA sales and service facilities are warranted.

     Nothing contained in this Agreement shall require or be construed to require Dealer's approval of MMSA entering into MMSA Dealer Sales and Service Agreements or any other agreements with others within or without the Sales Locality.


Agreement Date  OCT 04 1996        [MITSUBISHI LOGO]
                -----------

6.   DEALERSHIP PREMISES

     MMSA has approved the following premises as the location of Dealer's MMSA sales and service operations (hereinafter referred to as the "Dealership Premises").

MMSA New Vehicle Sales Facilities

1412 Fourth Avenue
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Columbus, Georgia 31902
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Parts and Services Facilities

1408 Fourth Avenue (Shared with Pontiac-GMC Truck)
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Columbus, Georgia 31902
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Sales and General Offices

1412 Fourth Avenue
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Columbus, Georgia 31902
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Used Vehicle Display and Sales Facilities

1412 Fourth Avenue
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Columbus, Georgia 31902
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Storage Facilities

1412 Fourth Avenue
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Columbus, Georgia 31902
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Agreement Date OCT 04 1996

                               [MITSUBISHI LOGO]

BODY AND PAINT FACILITIES

N/A
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Other

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MMSA and Dealer recognize that Dealer may sell MMSA Products to customers wherever they may be located. However, in order that MMSA may establish and maintain an effective network of MMSA Dealers for the sale and servicing of MMSA Products, Dealer specifically agrees that, without the prior written approval of MMSA, it shall not display MMSA Trademarks or, either directly or indirectly, establish any place or places of business for the conduct of any of its MMSA dealership operations, except on the Dealership Premises in the manner and for the purposes described above.

     Dealer shall maintain all requirements and conditions of this MMSA Dealer Sales and Service Agreement as outlined in Dealer's most recent Dealer Development Plan, including but not limited to exclusive facility, management and capital requirements.

 7.  LICENSES

     Dealer agrees to secure and maintain all licenses required for the operation of its business as contemplated by this Agreement in any state or jurisdiction where its MMSA dealership operations are to be conducted. If any such license or licenses are required, this Agreement shall not become effective, unless and until all such required licenses have been obtained and Dealer furnishes MMSA with a copy of all such licenses together with written notice specifying the date and number, if any, of all such licenses. Dealer shall notify MMSA immediately in writing if Dealer fails to secure, maintain or renew any such license. If any required license is suspended or revoked, Dealer shall notify MMSA immediately in writing of the effective date of such suspension or revocation.

 8.  SCOPE OF AGREEMENT

     Dealer agrees to be bound by and comply with each and every term of this MMSA Dealer Sales and Service Agreement, all schedules hereto, the Standard Provisions, the Dealer Development Plan, the most recent Product List and all Product Addenda, the Warranty Manual and all other manuals heretofore or hereafter issued by MMSA, all modifications, extensions or renewals of any of the foregoing, and each and every bulletin or directive heretofore or hereafter issued to Dealer by MMSA. MMSA may from time to time deliver to Dealer a Product Addendum setting forth special terms and conditions applicable to particular MMSA Vehicles designated in the Product Addendum. Such special terms and conditions shall supersede and control any inconsistent terms and conditions in this Agreement with respect to the MMSA Vehicles designated in the Product Addendum. Each Product Addendum shall be effective as of the date specified in the Product Addendum and shall remain effective (1) until it is amended or terminated by its own terms or by a new Product Addendum, (2) until the MMSA Vehicles designated in the Product Addendum are no longer distributed by MMSA, or (3) until termination of this Agreement.

 9.  DEFINITIONS

     Italicized terms used herein shall have the meanings set forth in Section II of the Standard Provisions.

10.  GOVERNING LAW

     This Agreement shall be governed by, and construed in accordance with, the laws of the State of California.


Agreement Date  Oct 04 1996 [Mitsubishi LOGO]

11.  JURISDICTION

     MMSA and Dealer agree that all litigation between MMSA and Dealer which may arise out of or in connection with this Agreement or any transaction between them shall be subject to the exclusive jurisdiction of the courts of the State of California or of the federal courts sitting therein, and each hereby consents to the jurisdiction of such courts. Dealer agrees that any and all process directed to it in any such litigation may be served upon it outside of California with the same force and effect as if such service had been made within California.

12.  LEGAL EFFECT

     This Agreement terminates and supersedes all prior written or oral agreements and undertakings, if any, between MMSA and Dealer, except (1) any agreements expressly referred to and incorporated herein, (2) any indebtedness which may be owing by either MMSA or Dealer to the other, and (3) any of Dealer's unfilled orders with MMSA for any MMSA Products placed with MMSA pursuant to the provisions of any sales agreement terminated or superseded by this Agreement. Except as herein otherwise provided, upon execution of this Agreement by Dealer and in consideration of MMSA's entering into this Agreement, Dealer releases MMSA from any and all claims, demands, contracts and liabilities (including, but not limited to, statutory liabilities), known or unknown, of any kind or nature whatsoever, arising from or out of or in connection with any such prior agreements, business transactions, course of dealing, discussions or negotiations between the parties prior to the effective date hereof. Dealer expressly acknowledges and waives the application of California Civil Code
Section 1642 which provides as follows: "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor."

13.  NOTICES

     Any notice to be given hereunder may be delivered to the party if a sole proprietor, to a partner of the party if a partnership, or to an officer of the party if a corporation, or may be given by sending such notice by registered or certified mail or by telegram or tested telex addressed, if to Dealer, to its principal office as above stated, and if to MMSA, to its headquarters as above stated, marked "Attention President". Except as otherwise provided in this Agreement, any notice so given shall be considered to have been given when delivered or mailed as provided above.

14.  AUTHORITY OF DEALER

     If Dealer is a partnership or corporation, Dealer shall provide MMSA with a certified copy of the partnership authorization, corporate resolution or other document evidencing the authority of Dealer to enter into and adhere to the terms of this Agreement.

15.  VALIDITY

     No representative of MMSA shall have authority, other than by a writing signed by the President or an Executive Vice President or two Vice Presidents of MMSA, to renew, extend or terminate this Agreement, or to amend, modify or waive any provision of this Agreement or any performance required hereby, or to make any agreement which imposes obligations on either MMSA or Dealer not specifically imposed by this Agreement.

Agreement Date OCT 04 1996 [Mitsubishi Logo]

     IN WITNESS OF THE FOREGOING, the parties hereto have executed this Agreement in duplicate. THIS AGREEMENT SHALL NOT BECOME EFFECTIVE UNTIL IT HAS BEEN SIGNED BY THE PRESIDENT OR AN EXECUTIVE VICE PRESIDENT OR TWO VICE PRESIDENTS OF MMSA. DEALER WILL BE NOTIFIED IN WRITING BY MMSA WHEN THIS AGREEMENT HAS BEEN SO SIGNED, WHICH NOTICE WILL SPECIFY THE EFFECTIVE DATE OF THIS AGREEMENT.

Jay Pontiac-GMC Truck, Inc.
dba Jay Mitsubishi
---------------------------
   (Dealer's Firm Name)

By /s/ James G. Stelzenmuller, III             Date      September 16, 1996
   -------------------------------                  ---------------------------

Title      President
      ----------------------------

By                                             Date      September 16, 1996
      ----------------------------                   ---------------------------

Title
      ----------------------------                       Dana Sasser
                                               --------------------------------
                                                          (Witness)

Mitsubishi Motor Sales of America, Inc.

By                                             Date
   -------------------------------                  ---------------------------
        (President)

                                    OR

By /s/ ??????????????????                      Date       OCT 04 1996
   -------------------------------                  ---------------------------
   (Executive Vice President)

                                    OR

By                                             Date
   -------------------------------                  ---------------------------
        (Vice President)

              and

By                                        Date
   -------------------------------                  ---------------------------
        (Vice President)


Agreement Date OCT 4 1996      [MITSUBISHI LOGO]

                                PREAMBLE CHANGE

              AMENDMENT TO MITSUBISHI MOTOR SALES OF AMERICA, INC.
                       DEALER SALES AND SERVICE AGREEMENT

     THIS AGREEMENT is made and entered into by and between Mitsubishi Motor Sales of America, Inc., a California corporation, with headquarters at 6400 Katella Avenue, Cypress California 90630 (hereinafter referred to as "MMSA"), and

             Jay Pontiac-GMC Truck, Inc.                   a      Georgia
---------------------------------------------------------- --------------------
                  (Dealer Firm Name)                              (State)
corporation [X],    partnership [ ],    individual [ ],      doing business as

                                 Jay Mitsubishi
-------------------------------------------------------------------------------
                                     (Name)

at        1412 Fourth Avenue            ,              Columbus
  -------------------------------------- --------------------------------------
          (Number and Street)                           (City)

            Muscogee         County,        Georgia        ,    31902
-----------------------------        ----------------------- ------------------
         (County)                           (State)             (Zip)

(hereinafter referred to as "Dealer").

     In consideration of the mutual covenants of the parties hereto, and other good and valuable consideration, MMSA and Dealer hereby agree as follows:

1. The preamble paragraph of the MMSA Sales and Service Agreement entered into
   by and between MMSA and Dealer on        October 4     , 1996,   (the
                                     ---------------------    ------
   "Dealer Agreement") is hereby amended to read as follows:

          THIS AGREEMENT is made and entered into by and between Mitsubishi Motor Sales of America, Inc., a California corporation, with headquarters at 6400 Katella Avenue, Cypress, California 90630 (hereinafter referred to
     as MMSA"), and                     Jay Pontiac-GMC Truck, Inc.
                    -----------------------------------------------------------
                                        (Dealer Firm Name)
     a     Georgia       corporation [X],   partnership   [ ], individual   [ ],
      -------------------
           (State)

     doing business as                  Jay Mitsubishi
                        -------------------------------------------------------
                                          (Name)

     at    1412 Veterans Parkway             ,         Columbus
       -------------------------------------- ---------------------------------
           (Number and Street)                         (City)

               Muscogee            County,        Georgia   ,    31902
       ----------------------------       ------------------ -------------
               (County)                           (State)        (Zip)
     (hereinafter referred to as "Dealer").

2. The terms and provisions of the Dealer Agreement, insofar as they are not inconsistent with the terms and provisions of this Amendment, remain in full force and effect and constitute a part of this Amendment as if set forth at length herein.

     IN WITNESS OF THE FOREGOING, the parties hereto have executed this Amendment in duplicate. THIS AMENDMENT SHALL NOT BECOME EFFECTIVE UNTIL IT HAS BEEN SIGNED BY THE PRESIDENT OR AN EXECUTIVE VICE PRESIDENT OR TWO (2) VICE PRESIDENTS OF MMSA. DEALER WILL BE NOTIFIED IN WRITING BY MMSA WHEN THIS AMENDMENT HAS BEEN SO SIGNED, WHICH NOTICE WILL SPECIFY THE EFFECTIVE DATE OF THIS AMENDMENT.


Jay Pontiac-GMC Truck, Inc.
dba Jay Mitsubishi
-------------------------------
      (Dealer's Firm Name)

By:   /s/ James G. Stelzenmuller, III         Date:       October 22, 1996
      -------------------------------                -------------------------
Title:       President
      -------------------------------
By:                                           Date:       October 22, 1996
      -------------------------------                -------------------------
Title:
      -------------------------------                     /s/ Dana Sasser
                                                     -------------------------
                                                            (Witness)

MITSUBISHI MOTOR SALES
  OF AMERICA, INC.

By:                                           Date:
      -------------------------------                -------------------------
           (President)
                                      OR

By:          /s/ ???                          Date:         Nov 4 1996
      -------------------------------                -------------------------
      (Executive Vice President)
                                      OR

By:                                           Date:
      -------------------------------                -------------------------
           (Vice President)


                 and

By:                                           Date:
      -------------------------------                -------------------------
           (Vice President)